Statement of Additional Information (SAI) Supplement
American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2015)
American Century Capital Portfolios, Inc. (SAIs dated March 1, 2015, May 8, 2015, and
   August 1, 2015)
American Century Growth Funds, Inc. (SAI dated December 1, 2015)
American Century Mutual Funds, Inc. (SAI dated March 1, 2015)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2015)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2015)
American Century World Mutual Funds, Inc. (SAI dated April 1, 2015)

Supplement dated January 1, 2016
Effective December 31, 2015, Thomas A. Brown retired from the Board of Directors.

As of January 1, 2016, the Governance Committee members are as follows:
Governance Committee: Andrea C. Hall (chair), Jan M. Lewis, James A. Olson, M. Jeannine Strandjord, John R. Whitten and Stephen E. Yates

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-87741 1601